                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2001


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                         027455                         58-2422929

(State or other             (Commission File Number)             (IRS Employer
  jurisdiction of                                               Identification
  incorporation)                                                       Number)


Harris Tower, 233 Peachtree Street N.E., Suite 1700                    30303
Atlanta, Georgia

(Address of principal executive offices)                          (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits.

     Exhibit No.                         Description
     -----------                         -----------

        99.1 Transcript of Conference Call on November 14, 2001 reporting AirGate PCS, Inc.'s fourth quarter and fiscal year-end 2001 results.

Item 9.     Regulation FD Disclosure

         On November 14, 2001, AirGate PCS, Inc. held a conference call to report its fourth quarter and fiscal year-end 2001 results. A copy of the transcript of such call is attached hereto as exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AIRGATE PCS, INC. (Registrant)


Date: November 19, 2001                    By: /s/ Alan B. Catherall
                                               ---------------------------------
                                           Name:  Alan B. Catherall
                                           Title: Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit No.                        Description
 -----------                        -----------

    99.1 Transcript of Conference Call on November 14, 2001 reporting AirGate PCS, Inc.'s fourth quarter and fiscal year-end 2001 results.